Prepaid Expenses and Other Current Assets	12 Months Ended
Dec. 31, 2020
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid Expenses and Other Current Assets	Prepaid Expenses and Other Current Assets
    Prepaid expenses and other current assets consisted of the following (in thousands):

	December 31,
	2020	2019
Research and development claims receivable	$24,711	$27,567
Prepayments	10,206	7,023
VAT receivable	3,124	1,928
Lease incentive receivable	1,237	—
Other asset	—	279
Grant income receivable	414	547
Other receivable	199	482
Deferred cost	3,008	—
Total prepaid expenses and other current assets	$42,899	$37,826

    The decrease to research and development claims receivable is due the fact that as of December 31, 2020 the research and development claim receivable is solely for the year ended December 31, 2020; however, the research and development claims receivable as of December 31, 2019 were related to a claim receivable for both the 15-month period ended December 31, 2019 and the year ended September 30, 2018.

The increase in prepayments in the year ended December 31, 2020 is primarily related to $1.9 million of prepayments for facilities and manufacturing and $1.4 million for prepayments of clinical trial costs.
The increase in deferred cost in the year ended December 31, 2020 is related to $1.0 million in capitalized implementation costs related to hosting arrangements and $2.0 million of non-refundable upfront costs related to payments for future manufacturing slots related to our clinical programs.